Exhibit 10.4

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.

TERM LOAN SECURITY AGREEMENT

dated as of December 27, 2023

among

ALPINE HOLDING II, LLC,

as Holdings,

PF PROPPANT HOLDING, LLC,

as Borrower,

and

and certain of their respective Subsidiaries,

as the Grantors,

and

CLMG CORP.,

as the Collateral Agent

Table of Contents

Schedules
Schedule I	–	Pledged Stock and Pledged Debt
Schedule II	–	Commercial Tort Claims
Schedule III	–	Jurisdictions of Organization
Schedule IV	–	Patents, Trademarks and Copyrights
Schedule V	–	Location of Equipment and Inventory
Schedule VI	–	Vehicles

Exhibits
Exhibit A	–	Form of Security Agreement Supplement
Exhibit B	–	Form of Intellectual Property Security Agreement

TERM LOAN SECURITY AGREEMENT

This TERM LOAN SECURITY AGREEMENT (this “Agreement”), is dated as of December 27, 2023, among ALPINE HOLDING II, LLC, a Delaware limited liability company (“Holdings”), PF PROPPANT HOLDING, LLC, a Texas limited liability company (the “Borrower”), certain other Affiliates of the Borrower party hereto from time to time, including as of the date hereof, ALPINE SILICA, LLC, a Texas limited liability company (“Alpine”), SUNNY POINT AGGREGATES, LLC, a Louisiana limited liability company (“Sunny Point”), PERFORMANCE PROPPANTS INTERNATIONAL, LLC, a Louisiana limited liability company (“Performance International”), PERFORMANCE PROPPANTS, LLC, a Texas limited liability company (“Performance”), RED RIVER LAND HOLDINGS, LLC, a Louisiana limited liability company (“RRLH”), PERFORMANCE ROYALTY, LLC, a Louisiana limited liability company (“Royalty”), ALPINE MONAHANS, LLC, a Delaware limited liability company (“Monahans”), ALPINE MONAHANS II, LLC, a Delaware limited liability company (“Monahans II”), MONARCH SILICA, LLC, a Texas limited liability company (“Monarch”), ALPINE REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company (“Alpine Land”) and each Additional Grantor (as defined in Section 19(d)(i) below) (each such Additional Grantor, together with collectively with Holdings, the Borrower, Alpine, Sunny Point, Performance International, Performance, RRLH, Royalty, Monahans, Monahans II, Monarch, and Alpine Land, the “Grantors” and individually, each a “Grantor”), and CLMG CORP., as Collateral Agent (in such capacity, together with its permitted successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors, the Collateral Agent, the Agent, the other parties thereto and the Lenders party thereto are party to that certain Term Loan Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in order to induce the Collateral Agent, the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to maintain and make loans as provided for in the Credit Agreement, each Grantor is entering into this Agreement in favor of the Collateral Agent, and pursuant hereto is granting to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and lien upon the Collateral (as defined below) to secure the Secured Obligations (as defined below);

WHEREAS, each Grantor is the owner of the shares of Stock (the “Initial Pledged Stock”) set forth opposite such Grantor’s name on and as otherwise described in Schedule I hereto and issued by the Persons named therein and each Grantor is the owner of the Debt (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein;

WHEREAS, it is a condition precedent to the entering into of the Credit Agreement and the Collateral Agent’s, the Agent’s and Lenders’ willingness to maintain and make loans and extend other financial accommodations under the Credit Agreement that each Grantor grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and lien upon the applicable Collateral of such Grantor to secure such Grantor’s Secured Obligations; and

WHEREAS, in consideration for, among other things, the execution and delivery of the Credit Agreement by the Agent, Collateral Agent and the Lenders, and to secure the full and prompt payment and performance of all of the Secured Obligations, each Grantor agrees to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral in order to secure the prompt payment and performance of the Secured Obligations.

NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms.

(a) All capitalized terms used herein but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code as in effect from time to time in New York (the “UCC”) to the extent the same are used or defined therein.

(b) The rules of construction and other interpretive provisions specified in Sections 1.2, 1.3, 1.4, 1.6, 1.7, 1.8 and 1.9 of the Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto.

(c) As used in this Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

“Intellectual Property” means all United States and Canada intellectual property rights, including patents, copyrights, trademarks, service marks, trade names, logos, trade dress, domain names and other source indicators (and the goodwill of the business symbolized thereby) and trade secrets, and all registrations, applications, extensions, renewals, reissues, reexaminations, divisions, continuations, and continuations- in-part of any of the foregoing and any and all licenses to any of the foregoing.

“Intellectual Property Security Agreement” means an agreement substantially in the form of Exhibit B with such changes as may be approved by the Collateral Agent and the applicable Grantor(s).

“Pledged Stock” means all shares of Stock of or in any issuer of Stock owned by such Grantor, including, without limitation, all shares of Stock of or in the Borrower owned by Holdings from time to time acquired by such Grantor or Holdings in any manner, including all Initial Pledged Stock, and the certificates, if any, representing such Stock, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and all subscription warrants, rights or options issued thereon or with respect thereto; provided, that “Pledged Stock” shall not include any Excluded Stock.

“Vehicles” means all vehicles and other Collateral covered by a certificate of title, and includes, without limitation, those vehicles and other Collateral covered by a certificate of title listed on Schedule VI.

SECTION 2. Grant of Lien.

(a) As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration, or otherwise) by each Grantor of all present and future Obligations (such Obligations, as to any Grantor, being the “Secured Obligations” of such Grantor), each Grantor hereby grants, pledges, hypothecates and collaterally assigns to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of such Grantor’s right, title and interest in, to and/ or under any and all of its property, assets and revenues, including, without limitation, the following of such Grantor and all powers and rights of such Grantor in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (all of the property, assets and revenues described in this Section 2 collectively, the “Collateral”):

(i) all Accounts and money (electronic or otherwise);

(ii) all Inventory;

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(iii) all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all leases;

(iv) all documentation evidencing rights in any Inventory or Equipment, including all certificates, certificates of title, manufacturer’s statements of origin, and other collateral instruments;

(v) all contract rights;

(vi) all Chattel Paper (whether evidenced by an electronic record, electronic documents of title, or otherwise);

(vii) all Commercial Tort Claims, including, without limitation, those Commercial Tort Claims listed on Schedule II;

(viii) all Documents;

(ix) all Instruments;

(x) all Supporting Obligations and Letter of Credit Rights;

(xi) all General Intangibles (including Payment Intangibles, Intellectual Property and Software);

(xii) all As-extracted collateral;

(xiii) all Goods;

(xiv) all Equipment;

(xv) all Titled Goods (including Vehicles);

(xvi) all Investment Property, including the following (collectively, the “Security Collateral”):

(A) all Pledged Stock;

(B) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt; and

(C) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(xvii) all money, cash, cash equivalents, securities and other property (in each case, electronic or otherwise) of any kind of such Grantor held directly or indirectly by the Collateral Agent, any Lender or any of their Affiliates;

(xviii) all Deposit Accounts, Securities Accounts, Commodity Accounts, credits, and balances with and other claims against the Collateral Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits;

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(xix) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and

(xx) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

(b) Notwithstanding anything herein to the contrary, (i) in no event shall any security interest or Liens created by this Agreement or any Loan Document extend to, and the term “Collateral” and other terms defining any component of the Collateral shall not include, and none of the representations, warranties, covenants or any other provisions herein or in any other Loan Documents shall be deemed to apply to, the Excluded Assets; provided that when any such Excluded Asset ceases to meet any of the applicable conditions to be designated as such, the same shall immediately and automatically constitute and become part of the Collateral and be subject to the Lien and security interest created by this Agreement without any further action by any Person; and (ii) to the extent the UCC is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any assets, property or revenues (other than Excluded Assets) that is included in such changed definitions that would not otherwise be included in the foregoing grants on the date hereof be included in such grants immediately upon the effective date of such revision, it being the intention of each Grantor that the description of Collateral set forth above be construed to include the broadest possible range of assets, property or revenues (other than Excluded Assets). Notwithstanding the immediately preceding sentence, the foregoing grants are intended to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless of whether any particular item of Collateral is currently subject to the UCC.

(c) Each Grantor shall take any and all actions required by the Collateral and Guarantee Requirement to perfect the Collateral Agent’s Lien in any Collateral (including, without limitation, with respect to any assets, property and revenue located or titled in Canada).

SECTION 3. Perfection and Protection of Security Interest.

(a) Except as explicitly set forth herein or in the Credit Agreement and subject to the limitations set forth in the definition of Collateral and Guarantee Requirement, each Grantor, shall, at its expense, perform all steps reasonably requested in writing by the Collateral Agent at any time to perfect, maintain or protect the Collateral Agent’s Liens, including, without limiting any express threshold requirement set forth in this Section (a), below which threshold the action subject thereto shall not be required hereunder: (i) filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Collateral Agent; (ii) executing, delivering and/or filing and recording in all appropriate offices in the United States and/ or Canada, the Intellectual Property Security Agreement (or similar document in a form reasonably acceptable to the Collateral Agent and the Borrower, governed by the laws of the United States and/or Canada, as applicable, in which such Grantor is incorporated or organized); (iii) when an Event of Default has occurred and is continuing and to the extent reasonably requested in writing by the Collateral Agent, placing notations on such Grantor’s books of account to disclose the Collateral Agent’s Liens; (iv) with respect to any Deposit Account, Securities Account or Commodity Accounts, the delivery of Control Agreements (to the extent required pursuant to Section 3(e)); (v) [reserved]; (vi) in the case of Chattel Paper with a value in excess of $500,000, the execution of a contractual obligation assigning control to the Collateral Agent over such Chattel Paper; (vii) taking such other steps as are deemed reasonably necessary or desirable by the Collateral Agent to maintain and protect the Collateral Agent’s Liens having at least the priority described in Section 4; (viii) if any Pledged Debt (other than any intercompany Debt) for borrowed money in a principal amount in excess of $1,000,000 (individually) is owing to any Grantor and such Pledged Debt is evidenced by a promissory note, deliver such promissory note, together with undated instruments of transfer with respect thereto endorsed in blank, to the Collateral Agent, all in form and substance reasonably satisfactory to the Collateral Agent, (ix) with respect to intercompany Debt, all Debt of the Borrower and/or its Subsidiaries that is owing to any Grantor (or Person required to become an Grantor) shall be evidenced by the Subordinated Intercompany Note, and, the Collateral Agent shall have received such Subordinated Intercompany Note duly executed by the Borrower, each such Subsidiary and each such other Grantor, together with undated instruments of transfer with respect thereto endorsed in blank, and (x) deliver and pledge to the Collateral Agent for the benefit of the Secured Parties certificates

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representing Pledged Stock (all of which Stock is hereby required to be certificated) issued to any Grantor by each Subsidiary of such Grantor and all other Pledged Stock (to the extent such Stock is certificated), together with customary blank stock or unit transfer powers and irrevocable powers duly executed in blank. All Stock issued by a Grantor (other than Holdings) shall, at all times from and after the Closing Date, be certificated and be accompanied by customary blank stock or unit transfer powers and irrevocable powers duly executed in blank. For the avoidance of doubt, notwithstanding any other provisions set forth herein, (i) the Grantors shall not be required to file or record the Intellectual Property Security Agreement or any other agreement or filing related to the Grantors’ Intellectual Property outside the United States or Canada, and (ii) the Stock of Holdings shall not be required to be pledged hereunder or under any of the other Loan Documents.

(b) Unless the Collateral Agent (with the consent or at the direction of the Required Lenders) shall otherwise consent in writing (which consent may be revoked at any time and from time to time), subject to the ABL Intercreditor Agreement, each Grantor shall deliver to the Collateral Agent (or its bailee under the ABL Intercreditor Agreement) all Collateral consisting of Instruments, in each case, with an individual principal amount in excess of $1,000,000, accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent, and each Grantor shall deliver to the Collateral Agent (or its bailee under the ABL Intercreditor Agreement) all certificated securities constituting Collateral issued to such Grantor by each Subsidiary of such Grantor and all other certificated securities constituting Collateral issued to Grantors (accompanied by stock powers executed in blank), in each case promptly (and in any event within thirty (30) days, or such longer period as the Collateral Agent (with the consent or at the direction of the Required Lenders) may agree) after such Grantor receives the same.

(c) Each Grantor hereby irrevocably authorizes the Collateral Agent or its designee at any time and from time to time to file in any UCC or other applicable filing office any initial financing statements and amendments thereto that (a) indicate the Collateral (i) in the case of a Grantor only, as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of New York or such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including where applicable (i) whether such Grantor is an organization or the type of its organization and (ii) in the case of financing statements filed as a fixture filing or indicating Collateral as As-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Collateral Agent promptly upon written request.

(d) Each Grantor shall promptly (and in any event within thirty (30) days of the acquisition thereof, or such longer period as the Collateral Agent (with the consent or at the direction of the Required Lenders) may agree) notify the Collateral Agent of any Commercial Tort Claim (to the extent constituting Collateral) involving a claim for damages in excess of $1,000,000, initiated or acquired by it, and unless otherwise consented by the Collateral Agent (with the consent or at the direction of the Required Lenders), such Grantor shall enter into a supplement to this Agreement within such time period, granting to the Collateral Agent a Lien in such Commercial Tort Claim.

(e) Each Grantor shall enter into a Control Agreement with respect to each Deposit Account, Securities Account and Commodity Account required to be subject to a Control Agreement under the Guarantee and Collateral Requirement. Notwithstanding the foregoing, so long as the Credit Agreement or the Guarantee Agreement is in effect and until Full Payment of the Obligations, if any Deposit Account, Securities Account and/ or Commodity Account (other than an Excluded Account) shall not or cease to be subject to a Control Agreement, or such Control Agreement shall terminate or otherwise cease to be in force and effect, all amounts at such time on deposit in or credited to any such account shall be transferred at the instruction of the Collateral Agent (acting at the direction of the Required Lenders) into a Deposit Account designated by such Collateral Agent that is subject to a Control Agreement.

(f) So long as the Credit Agreement or the Guarantee Agreement is in effect and until Full Payment of the Obligations, the Collateral Agent’s Liens shall continue in full force and effect in the Collateral and each Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at

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least the priority described in Section 4; provided that, the Collateral Agent agrees to release its Lien in any Collateral that is sold or disposed of by a Grantor (to a Person that is not a Grantor) as permitted pursuant to the Credit Agreement subject to the satisfaction of any conditions to release (if any) set forth in the Credit Agreement, including the continuance of the Collateral Agent’s Lien in any proceeds of such released Collateral.

(g) At least ten (10) days (or such shorter period as the Required Lenders may agree in their sole discretion) prior to such change, each applicable Grantor shall promptly provide written notice to the Collateral Agent of any reincorporation or reorganization under the laws of any jurisdiction or any change of its legal name, location of its chief executive office or principal place of business, its type of entity or jurisdiction of organization. At least ten (10) days (or such shorter period as the Required Lenders may agree in their sole discretion) prior to such change, each applicable Grantor shall, (i) execute and deliver to the Collateral Agent all documents, agreements and instruments reasonably requested in writing by the Collateral Agent in order to maintain the validity, perfection, enforceability and priority of the Collateral Agent’s Lien in all of such Grantor’s Collateral, and (ii) authorize (and does hereby authorize) the Collateral Agent to (x) file all such UCC financing statements and, in the case of a Grantor, notices or other appropriate documents or instruments with the United States Patent and Trademark Office (the “USPTO”) or the United States Copyright Office (the “USCO”) with respect to the applicable Intellectual Property, as applicable (to the extent constituting Collateral), and (y) make such other filings or recordings as are necessary to maintain the validity, perfection, enforceability and priority of the Collateral Agent’s Lien in all such Grantor’s Collateral.

(h) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed by the Collateral Agent without the prior written consent of the Collateral Agent and agrees that it will not do so without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(i) Except to the extent constituting a Supporting Obligation for other Collateral as to which perfection is accomplished by the filing of a UCC financing statement, no Grantor shall be required to take any other action to perfect any Lien granted hereunder in favor of the Collateral Agent in any Letter of Credit Right.

(j) Each Grantor agrees that it will (i) cause each issuer of the Pledged Stock pledged by such Grantor not to issue any Stock in substitution for or in addition to the Pledged Stock issued by such issuer, except to such Grantor other than as not prohibited by the Credit Agreement, and (ii) pledge hereunder, upon its issuance or acquisition thereof, any and all additional Stock required to be pledged pursuant to the Credit Agreement and deliver to the Collateral Agent (or its bailee under the ABL Intercreditor Agreement) for the benefit of the Secured Parties promptly (and in any event within thirty (30) days of their issuance or acquisition, or such longer period as the Collateral Agent (with the consent or at the direction of the Required Lenders) may agree) certificates or instruments representing such additional Stock issued to any Grantor by a Subsidiary of such Grantor constituting Collateral and all other certificated securities constituting Collateral issued to Grantors, accompanied by undated stock or bond powers executed in blank.

(k) Each Grantor shall (i) not use or permit any Collateral to be used unlawfully or in violation of any provision of any Loan Document, any agreements related thereto, any Requirement of Law or any policy of insurance covering the Collateral, in each case, if such use would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (ii) not enter into any contractual obligation or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign, convey or transfer any Collateral if such restriction would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(l) Each Grantor shall take any and all actions required by the Collateral and Guarantee Requirement to perfect the Collateral Agent’s Lien in the Vehicles owned by such Grantor.

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SECTION 4. Status of Security Interest.

(a) Upon the filing of financing statements in the appropriate filing offices naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral, the Security Interest of the Collateral Agent, in respect of the Collateral that can be perfected by the filing of such financing statements under the UCC, shall constitute (i) a valid, perfected, first priority Lien on the Collateral (other than the Current Asset Collateral) and (ii) a valid, perfected, second priority Lien on the Current Asset Collateral, in each case, subject to the ABL Intercreditor Agreement and to any Permitted Liens with respect to the Collateral.

(b) To the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation in the USPTO or the USCO of the security interest granted hereunder in Intellectual Property registered in the USPTO or the USCO, the security interests granted to the Collateral Agent hereunder in respect of such Collateral constituting Intellectual Property shall constitute valid, perfected, first priority Liens subject to the ABL Intercreditor Agreement and to any Permitted Liens with respect to such Collateral.

(c) Upon the delivery to the Collateral Agent (or its bailee) of certificates representing the Pledged Stock, the Security Interest of the Collateral Agent, in respect of the Collateral that can be perfected through possession, shall constitute a valid, perfected first priority Lien subject to the ABL Intercreditor Agreement.

SECTION 5. Jurisdiction of Organization.

Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties that as of the date hereof: (a) Schedule III hereto identifies (i) such Grantor’s name as of the date hereof as it appears in official filings in the state or other jurisdiction of its incorporation or other organization, (ii) the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), (iii) the jurisdiction in which such Grantor is incorporated or organized and (iv) its chief executive office or principal place of business; and (b) such Grantor has only one state of incorporation or organization. No later than ten (10) days (or such longer period as the Required Lenders may agree in their sole discretion) following any change to subclauses (i) through (iv), such Grantor shall deliver to the Collateral Agent a supplement to Schedule III reflecting such changes.

SECTION 6. Locations of Inventory, Equipment and Books and Records.

On the date hereof, Grantors’ inventory and equipment with value in excess of $2,500,000 in the aggregate (other than inventory or equipment in transit, equipment out for repair, and inventory and equipment temporarily stored at a customer’s location in connection with the providing of services to such customer) and books and records concerning the Collateral are kept at the locations listed on Schedule V. At least ten (10) days (or such shorter period as the Required Lenders may agree in their sole discretion) prior to any change to such locations in which it maintains books or records relating to Collateral owned by it or any office or facility at which inventory or equipment owned by it is located (including the establishment of any such new office or facility, but excluding in-transit inventory and/or equipment, inventory and/or equipment out for repair, and inventory and/or equipment temporarily stored at a customer’s location in connection with the providing of services to such customer and any other inventory and equipment with value not in excess of $2,500,000 in the aggregate, which is not at such locations or listed on Schedule V), such Grantor shall deliver to the Collateral Agent, as applicable, a supplement to Schedule V showing any additional locations at which books or records relating to Collateral are held or at which such inventory and/or equipment is kept. Concurrently with delivery of the Compliance Certificate pursuant to Section 6.2(c) of the Credit Agreement, such Grantor shall deliver to the Collateral Agent, as applicable, a supplement to Schedule VI showing any additional Vehicles with a fair market value in excess of $10,000 individually, acquired or manufactured subsequent to the date of the most recent Compliance Certificate submitted by the Borrower pursuant to Section 6.2(c) of the Credit Agreement.

SECTION 7. Title to, Liens on, and Sale and Use of Collateral.

Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties and agrees with the Collateral Agent and the other Secured Parties that: (a) such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens; and (b) such Grantor will use, store, and maintain (ordinary course wear and tear excepted) the Collateral with reasonable care and will use the Collateral for lawful purposes only.

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SECTION 8. Access and Examination.

Subject to the terms of the Credit Agreement and the ABL Intercreditor Agreement and while an Event of Default has occurred and is continuing, (i) the Collateral Agent may, without expense to the Collateral Agent, use such of each Grantor’s respective personnel, supplies, and Real Estate as may be reasonably necessary for maintaining or enforcing the Collateral Agent’s Liens and (ii) the Collateral Agent shall have the right, at any time, in the Collateral Agent’s name or in the name of a nominee of the Collateral Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, leases (to the extent constituting Collateral), or other Collateral, by mail, telephone, or otherwise.

SECTION 9. Right to Cure.

While an Event of Default has occurred and is continuing, the Collateral Agent may, with the consent of the Required Lenders (at their sole and absolute discretion, and without any obligation whatsoever), and shall, at the direction of the Required Lenders (at their sole and absolute discretion, and without any obligation whatsoever), do any act required of any Grantor or pay any amount required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Secured Obligations, the Collateral or the Collateral Agent’s Liens therein, and which any Grantor fails to pay or do following concurrent notice by the Collateral Agent to Grantors (unless the Collateral Agent or the Required Lenders have reason to believe exigent circumstances may exist, in which events, no such notice shall be required), including payment of any judgment against any Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral. Subject to Section 14.7 of the Credit Agreement, all payments that the Collateral Agent makes under this Section 9 and all reasonable and documented out-of- pocket costs and expenses that the Collateral Agent pays or incurs in connection with any action taken by it hereunder shall be reimbursed by the Borrower pursuant to Section 14.7 of the Credit Agreement. Any payment made or other action taken by the Collateral Agent under this Section 9 shall constitute Secured Obligations and “Obligations” and shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

SECTION 10. Power of Attorney.

Each Grantor hereby appoints the Collateral Agent and the Collateral Agent’s designee as such Grantor’s attorney-in-fact, with full authority in the place and stead and power exercisable of such Grantor, upon the occurrence and during the continuance of an Event of Default, to: (a) endorse such Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Collateral Agent’s or any of the other Secured Parties’ possession; (b) sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting the Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Collateral Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) send requests for verification of Accounts, Chattel Paper, Payment Intangibles and, to the extent constituting Collateral, leases to Account Debtors and lessees; (e) complete in such Grantor’s name or the Collateral Agent’s name, any order, sale, lease or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof, in each case, solely to the extent constituting Collateral or related to Collateral; and (f) clear Inventory through customs in such Grantor’s name, the Collateral Agent’s name or the name of the Collateral Agent’s designee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose. Each Grantor further appoints the Collateral Agent and the Collateral Agent’s designee as such Grantor’s attorney, with power exercisable upon the occurrence and during the continuance of an Event of Default to: (x) to the extent that such Grantor’s authorization given in Section 3(c) of this Agreement is not sufficient, file such financing statements against Collateral in accordance with this Agreement; and (y) do all things necessary to carry out the Credit Agreement, this Agreement and the other Loan Documents. Each Grantor ratifies and approves all acts of such attorney. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and Full Payment of the Obligations has occurred.

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SECTION 11. The Collateral Agent’s and the Other Secured Parties’ Rights, Duties and Liabilities.

(a) As between the Grantors and the Secured Parties, each Grantor assumes all responsibility and liability arising from or relating to the use, sale, lease, license or other disposition of the Collateral. None of the Secured Obligations shall be affected by any failure of the Collateral Agent or any of the other Secured Parties to take any steps to perfect the Collateral Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Secured Obligations. Following the occurrence and during the continuation of an Event of Default, the Collateral Agent, with the consent of the Required Lenders, may (but shall not be required to), and at the direction of the Required Lenders shall, upon written notice to the Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Grantors for the Secured Obligations, or any other agreement now or hereafter existing between any of the Secured Parties and any Grantor.

(b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each lease and each of its other contracts, agreements and licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Collateral Agent nor any of the other Secured Parties shall have any obligation or liability under any lease, contract, agreement or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon, or the receipt by the Collateral Agent or any of the other Secured Parties of any payment relating to any lease, contract, agreement or license pursuant hereto. Neither the Collateral Agent nor any of the other Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any lease, contract, agreement or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any lease, contract, agreement or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c) With respect to Accounts, Chattel Paper, Payment Intangibles and, to the extent constituting Collateral, leases, subject to the terms of the ABL Intercreditor Agreement, the Collateral Agent may, at any time after an Event of Default shall have occurred and be continuing, notify Account Debtors, parties to leases (to the extent constituting Collateral) and other Persons obligated on the Collateral that the Collateral Agent has a security interest therein, and that payments shall be made directly to the Collateral Agent, for the benefit of the Secured Parties. Upon the written request of the Collateral Agent while an Event of Default is continuing, each Grantor shall so notify Account Debtors and other Persons obligated on such Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on such Collateral and while any Event of Default exists and is continuing, no Grantor shall give any contrary instructions to such Account Debtor or other Person without the Collateral Agent’s prior written consent. Once such Event of Default no longer exists and no longer is continuing, each Grantor may so notify Account Debtors and other Persons obligated on such Collateral after written notice to the Collateral Agent.

(d) With respect to Accounts and, to the extent constituting Collateral, leases, in connection with any audit or inspection, subject to the terms of, Section 8.4 of the Credit Agreement and subject to the terms of the ABL Intercreditor Agreement, the Collateral Agent may, at any time after an Event of Default shall have occurred and be continuing, in the Collateral Agent’s own name, or in the name of any Grantor, communicate with Account Debtors, parties to leases (to the extent constituting Collateral), contracts, agreements or licenses to which such Grantor is a party (solely to the extent such contracts, agreements or licenses constitute Collateral or otherwise directly relate to Collateral), and obligors in respect of Instruments issued to such Grantor to verify with such Persons, to the Collateral Agent’s satisfaction, the existence, amount and terms of Accounts, leases, contracts and agreements, payment intangibles, Chattel Paper or Instruments. Grantors shall deliver to the Collateral Agent at the request of the Collateral Agent, at their own expense, the results of each physical verification, if any, which any Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of the Inventory.

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SECTION 12. Patent, Trademark and Copyright Collateral.

(a) Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties that (i) as of the date hereof, such Grantor does not have any interest in, or title to, any issued or applied-for patents, registered or applied-for trademarks or registered or applied-for copyrights, in each case, issued or applied-for or registered in the United States, except as set forth in Schedule IV hereto (as supplemented from time to time) and (ii) this Agreement, together with the filing of the financing statements referred to in Section 3(c) of this Agreement, the recording of the Intellectual Property Security Agreement with the USPTO or USCO and subsequent filings pursuant to Section 12(b) for any hereafter acquired, issued or applied-for patents, registered or applied-for trademarks or registered copyrights, are or will be, as applicable, effective to create valid, perfected, first priority and continuing Liens in favor of the Collateral Agent on such patents, trademarks and copyrights registered in the United States and such perfected Liens are enforceable as such as against such Grantor. As of the date hereof, to such Grantor’s knowledge, no Person has been or is infringing, misappropriating, diluting, violating or otherwise impairing any Intellectual Property of such Grantor other than to the extent such infringement, misappropriation, dilution, violation or impairment would not reasonably be expected to cause a Material Adverse Effect. As of the date hereof, such Grantor, and to such Grantor’s knowledge, each party thereto, is not in material breach or default of any material license of Intellectual Property.

(b) If, before Full Payment of the Obligations, any Grantor shall obtain ownership of any additional issued or applied-for patent, registered or applied-for trademark or registered copyright, in each case, registered in the United States, the Collateral Agent shall have a Lien in, and the provisions of Section 2 shall automatically apply to, such issued or applied-for patent, registered or applied-for trademark or registered copyright (and also to any composite marks or other marks of such Grantor which are confusingly similar to such mark) and such Grantor shall give to the Collateral Agent written notice of such ownership of such registrations or applications and duly executed Intellectual Property Security Agreements for recording with the USPTO, the USCO, as applicable, covering such after-acquired registrations or applications obtained during such Fiscal Quarter not later than the delivery of the financial statements in respect of the earlier of such Fiscal Quarter or such Fiscal Year including such Fiscal Quarter under Sections 6.2(a) or 6.2(b) of the Credit Agreement, as applicable. This Section 12(b) shall not apply to trademarks, patents, or copyrights which are owned by others and licensed to any Grantor, to Excluded Trademarks (as defined in Section 12(c)) or to any Intellectual Property registered outside the United States.

(c) Each Grantor authorizes the Collateral Agent to modify this Agreement by amending Schedule IV to include any additional issued or applied-for patents, registered copyrights or registered or applied-for trademarks (excluding any “intent-to-use” trademark application, until such time that a statement of use has been filed with the USPTO for such application, if and to the extent that the grant of a security interest herein would render such intent-to-use trademark application invalid (the “Excluded Trademarks”)), and to have an Intellectual Property Security Agreement evidencing the security interest granted therein, recorded in the USPTO or USCO at the expense of such Grantor. The Collateral Agent shall provide notice to the Grantors of any amendment or modification to be effected pursuant to this Section.

SECTION 13. Voting Rights; Dividends; Etc.

(a) So long as no Event of Default shall have occurred and be continuing and, if an Event of Default shall have occurred and be continuing, for so long as the Collateral Agent has not provided written notice (which may be via email) to the Grantors that it is exercising its rights under Section 13(b) immediately below, provided that no such notice shall be required following an Event of Default under Sections 10.1(e), 10.1(f) or 10.1(g) of the Credit Agreement, each Grantor (i) shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose and (ii) shall be entitled to receive and retain any and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Security Collateral of such Grantor and all subscription warrants, rights or options issued thereon or with respect thereto if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents and subject to the requirement contained herein to deliver and pledge to the Collateral Agent any such dividends or distributions payable in the form of stock.

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(b) Upon the occurrence and during the continuance of an Event of Default and the Collateral Agent providing written notice (which may be via email) to the Grantors that it is exercising its rights under this Section 13(b), provided, that no such notice shall be required following an Event of Default under Section 10.1(e), 10.1(f) or 10.1(g) of the Credit Agreement, (i) all rights of each Grantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(a)(i) shall automatically cease and (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 13(a)(ii) shall automatically cease, and, in each case, all such rights shall become vested solely in the Collateral Agent, and (ii) the Collateral Agent may, with the consent of the Required Lenders, and shall, at the direction of the Required Lenders, subject to the ABL Intercreditor Agreement, exercise or refrain from exercising such voting and other consensual rights and rights to receive and hold as Security Collateral such dividends, interest and other distributions.

(c) Each Grantor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent, with the consent or at the direction of the Required Lenders, may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 13(b) and to receive all distributions which it may be entitled to receive under Section 13(b).

SECTION 14. Indemnification.

In any suit, proceeding or action brought by the Collateral Agent or any of the other Secured Parties relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor jointly and severally agrees to save, indemnify and keep each Indemnified Person harmless from and against all reasonable and documented out-of-pocket fees and expenses and Losses suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of any Grantor or other Person obligated on the Collateral, in each case, to the extent required by and subject to the limitations set forth in Section 14.10 of the Credit Agreement; provided that each reference therein to “the Borrower” shall be deemed to be a reference to “each Grantor” and each reference therein to “Indemnified Person” shall be deemed to include each Secured Party. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Collateral Agent or any of the other Secured Parties.

SECTION 15. Limitation on Liens on Collateral.

Each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Collateral Agent and the other Secured Parties in and to any of such Grantor’s rights under the Collateral against the claims and demands (other than Permitted Liens) of all Persons whomsoever.

SECTION 16. Remedies; Rights Upon Default.

(a) In addition to all other rights and remedies granted to it, subject to the terms of the ABL Intercreditor Agreement, under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations or pursuant to any other applicable law, if any Event of Default shall have occurred and be continuing, the Collateral Agent may, with the consent of the Required Lenders, and shall, at the direction of the Required Lenders, exercise all rights and remedies of a secured party under the Uniform Commercial Code of any applicable jurisdiction. Without limiting the generality of the foregoing, each Grantor expressly agrees that, if any Event of Default shall have occurred and be continuing, the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor

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or any other Person notice and opportunity for a hearing on the Collateral Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any of the other Secured Parties shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Collateral Agent and the other Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Collateral Agent shall have the right to conduct such sales on premises of any Grantor or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as the Collateral Agent deems necessary or advisable.

(b) Subject to the terms of the ABL Intercreditor Agreement, each Grantor further agrees, at the Collateral Agent’s written request following the occurrence and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Collateral Agent at a place or places designated by the Collateral Agent which are reasonably convenient to the Collateral Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Until the Collateral Agent is able to effect a sale, lease, or other disposition of the Collateral, while an Event of Default is continuing, the Collateral Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent in furtherance of exercising its rights and remedies hereunder. The Collateral Agent shall have no obligation to (i) marshal any of the Collateral or (ii) any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of the Collateral Agent. Upon the occurrence and during the continuation of an Event of Default, Collateral Agent may, with the consent of the Required Lenders, and shall, at the direction of the Required Lenders, if it or they so elect, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Collateral Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. Subject to the terms of the ABL Intercreditor Agreement, if any, the Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale of Collateral to the Secured Obligations as provided in the Credit Agreement, and only after applying such net proceeds, and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to the applicable Grantor. Neither the Collateral Agent, the other Secured Parties, nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct (as finally determined by a court of competent jurisdiction). Each Grantor agrees that ten (10) days’ prior notice by the Collateral Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable, jointly and severally with the other Grantors, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees or other expenses incurred by the Collateral Agent or any of the other Secured Parties to collect such deficiency (to the extent reimbursement is provided for herein or in the Credit Agreement).

(c) Each Grantor further agrees, at the Collateral Agent’s written request following the occurrence and during the continuance of an Event of Default, to execute and deliver to Collateral Agent an assignment or assignments of the registered Intellectual Property or other Collateral owned by a Grantor and such other documents as are necessary or appropriate to carry out the intent and purposes hereof to the extent such assignment does not result in any loss of rights therein under applicable Law.

(d) To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees (pursuant to Section 9-603 or any other applicable provision of the UCC) that it is not commercially unreasonable for the Collateral Agent (i) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition or to postpone any such disposition pending any such preparation or processing; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain

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governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (iii) to fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove any Lien on or any adverse claims against Collateral; (iv) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (vi) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral; (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets; (i) to dispose of assets in wholesale rather than retail markets; (viii) to disclaim disposition warranties; (ix) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral; or (x) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 16 is to provide non exhaustive indications of what actions or omissions by the Collateral Agent would not be commercially unreasonable in the Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in such Section. Without limiting the foregoing, nothing contained in this Section shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16(d).

(e) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(f) Any sale pursuant to the provisions of this Section 16 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the applicable Uniform Commercial Code.

(g) The Collateral Agent shall apply the cash proceeds of any action taken by it pursuant to this Section 16, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of Collateral Agent and any other Secured Party hereunder (in each case, to the extent reimbursement is provided for herein or in the Credit Agreement and subject to any limitations on reimbursement, if any, set forth in the Credit Agreement), including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, as set forth in the Credit Agreement, and only after such application and after the payment by Collateral Agent of any other amount required by any Requirement of Law, need Collateral Agent account for the surplus, if any, to any Grantor.

(h) Subject to the ABL Intercreditor Agreement, while an Event of Default is continuing, Collateral Agent may, with the consent of the Required Lenders, and shall, at the direction of the Required Lenders, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law)(i) with respect to any Grantor’s Deposit Accounts (constituting Collateral) in which the Collateral Agent’s Liens are perfected by control under Section 9-104 of the UCC or otherwise, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Collateral Agent, and (ii) with respect to any Grantor’s Securities Accounts or Commodity Accounts in which Collateral Agent’s Liens are perfected by control under Section 9-106 of the UCC, instruct the securities intermediary maintaining such Securities Account or Commodity Account for the applicable Grantor to (A) transfer any cash in such Securities Account or Commodity Account to or for the benefit of Collateral Agent, or (B) liquidate any financial assets or other assets in such Securities Account or Commodity Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Collateral Agent.

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(i) In addition to each of the foregoing and any other rights of Collateral Agent as set forth herein or in any other Loan Documents, each Grantor grants to the Collateral Agent (through itself, its representatives, designees or agents), an IRREVOCABLE PROXY, to vote all or any part of such Grantor’s Pledged Stock from time to time, in each case in any manner the Collateral Agent deems advisable in its sole discretion, either for or against any or all matters submitted, or which may be submitted to a vote of shareholders, partners, or members, as the case may be, and to exercise all other rights, powers, privileges, and remedies to which any such shareholders, partners, or members would be entitled (including, without limitation, giving or withholding written consents, ratifications, and waivers with respect to the Pledged Stock, calling special meetings of the holders of the Pledged Stock of any Grantor and voting at such meetings). To the extent permitted by applicable Law, the IRREVOCABLE PROXY granted hereby is effective automatically without the necessity that any other action (including, without limitation, that any transfer of any of the Pledged Stock be recorded on the books of the relevant Grantor or issuer of such Pledged Stock) be taken by any Person (including the relevant Grantor or issuer of any Pledged Stock or any officer or agent thereof), is coupled with an interest, and shall be irrevocable, shall survive the bankruptcy, dissolution or winding up of any relevant Grantor, and shall terminate only on the full and final payment in full and performance of all Secured Obligations. Each Grantor covenants and agrees that prior to the expiration of such IRREVOCABLE PROXY pursuant to applicable Law, if applicable and if reasonably requested by the Collateral Agent, such Grantor will reaffirm such irrevocable proxy in a manner reasonably satisfactory to the Collateral Agent. Notwithstanding the foregoing, the Collateral Agent shall only exercise the irrevocable proxy set forth in this Section 16(i) while any Event of Default has occurred and is continuing, and immediately upon cure or waiver of such Event of Default in accordance with the terms of the Credit Agreement (and so long as no separate or future Event of Default has occurred and is continuing), shall immediately discontinue exercise of such irrevocable proxy. Upon the written request of the Collateral Agent, such Grantor agrees to deliver to the Collateral Agent, on behalf of the Collateral Agent and the other Secured Parties, such further evidence of such irrevocable proxy or such further irrevocable proxies to enable the Secured Party to vote the Pledged Stock after the occurrence and during the continuance of an Event of Default.

SECTION 17. Grant of License to Use Intellectual Property Rights.

Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under Section 16 hereof (including, without limiting the terms of Section 16 hereof, in order to take possession of, hold, preserve, process, collect, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Collateral), effective solely upon the occurrence and during the continuance of an Event of Default and exercisable at such time as the Collateral Agent shall be otherwise lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) agrees to, and shall, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Intellectual Property to effect the assignment of all of such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee, and (b) grants to the Collateral Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty, license fee or other compensation to such Grantor) to reproduce, create derivative works of, modify, display, perform and distribute and to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith will be binding upon the Grantors notwithstanding any subsequent cure or waiver of an Event of Default.

SECTION 18. Limitation on the Collateral Agent’s and the Other Secured Parties’ Duty in Respect of Collateral.

The Collateral Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Any Secured Party shall be deemed to have used reasonable care if it affords such Collateral substantially the same treatment as it affords its own assets. Neither the Collateral Agent nor any of the other Secured Parties shall have any other duty as to any Collateral in its possession or control or in the possession or control of the Collateral Agent or nominee of the Collateral Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

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SECTION 19. Miscellaneous.

(a) Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned and such Secured Obligations shall be deemed to have continued to be in existence, notwithstanding any application by the Collateral Agent or such Secured Party or any termination agreement or release provided to any Grantor, and this Security Agreement shall continue to be effective or reinstated, as the case may be, as to such Secured Obligations, all as though such application by the Collateral Agent or such Secured Party had not been made.

(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Collateral Agent, the other Secured Parties and Grantors with respect to the matters referred to herein and therein; provided that, in the event of any conflict between the terms of this Agreement and the Credit Agreement, the terms of the Credit Agreement shall govern and control.

(d) No Waiver; Cumulative Remedies; Amendments and Additional Grantors.

(i) Neither the Collateral Agent nor any of the other Secured Parties shall by any act, delay, and omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Collateral Agent (with the consent or at the direction of the Required Lenders) and then only to the extent therein set forth. A waiver by the Collateral Agent or any of the other Secured Parties of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or any of the other Secured Parties would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent or any of the other Secured Parties, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

(ii) None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Collateral Agent (with the consent or at the direction of the Required Lenders) and the affected Grantors. Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.

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(e) Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

(f) Termination of this Agreement; Release of Liens. Subject to Section 19(a) hereof, this Agreement shall terminate and the Liens on all Collateral shall be released automatically upon Full Payment of the Obligations and such Collateral shall automatically revert to the applicable Grantor with no further action on the part of any Person. In addition, the Collateral Agent shall release its Lien on any Collateral or release any Grantor of any of its obligations under this Agreement as provided for in accordance with Section 13.10 of the Credit Agreement. In connection with any such release, the Collateral Agent shall deliver to the applicable Grantor any Collateral held by the Collateral Agent hereunder, and upon request and at the Grantor’s expense, the Collateral Agent shall execute and deliver to the applicable Grantor or otherwise authorize the filing of release documentation, including financing statement amendments and terminations and terminations of Intellectual Property Security Agreement to evidence such release or termination.

(g) Successors and Assigns. This Agreement and all obligations of each Grantor hereunder shall be binding upon and inure to the benefit of the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights, remedies and obligations of the Collateral Agent hereunder, inure to the benefit of and be binding upon the Secured Parties, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Collateral Agent, for the benefit of the Secured Parties, hereunder. Except as expressly permitted by the terms of the Credit Agreement, no Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

(h) Counterparts. This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Agreement may be authenticated by manual signature, facsimile or other electronic communication, and the effectiveness of this Agreement and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Collateral Agent may require that any such signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any signature delivered electronically or by facsimile. Notwithstanding anything to the contrary under this Agreement or any Loan Document, the words “execution,” “signed,” “signature,” and words of like import hereunder or thereunder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(i) Governing Law. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, FURTHER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

16

(A) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTORS AND THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (x) THE COLLATERAL AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ANY COLLATERAL IN THE COURTS OF ANY OTHER JURISDICTION THE COLLATERAL AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS AND (y) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(B) EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID.

(j) Waiver of Jury Trial. EACH GRANTOR AND THE COLLATERAL AGENT EACH IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GRANTOR AND THE COLLATERAL AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(k) Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(m) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 19(i) and Section 19(j), with its counsel.

17

(n) Benefit of the Secured Parties. All Liens granted or contemplated hereby shall be for the benefit of the Secured Parties and all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents.

SECTION 20. Intercreditor Agreement.

Notwithstanding anything herein to the contrary, prior to the Discharge of ABL Obligations (as defined in the ABL Intercreditor Agreement), (i) this Agreement, including without limitation, the Liens granted to the Collateral Agent under this Agreement and the exercise of the rights and remedies of the Agent and the Collateral Agent hereunder and under any other Security Document shall be subject to the provisions of the ABL Intercreditor Agreement and (ii) in the event of any conflict between the terms of the ABL Intercreditor Agreement and this Agreement or any other Security Document, the terms of the ABL Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, prior to the payment in full of all amounts outstanding under the Monarch Seller Note, (i) this Agreement, including without limitation, the Liens granted to the Collateral Agent under this Agreement and the exercise of the rights and remedies of the Agent and the Collateral Agent hereunder and under any other Security Document shall be subject to the provisions of the Monarch Acquisition Intercreditor Agreement and (ii) in the event of any conflict between the terms of the Monarch Acquisition Intercreditor Agreement and this Agreement or any other Security Document, the terms of the Monarch Acquisition Intercreditor Agreement shall govern and control.

SECTION 21. Continuing Security, etc.

(a) This Agreement and the Collateral in which the Collateral Agent for the benefit of the Secured Parties is granted a security interest hereunder by each Grantor, secures the prompt and complete payment in full and performance of all Secured Obligations of such Grantor, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) and any successor provision thereof, or any comparable provision of any other applicable law.

(b) Notwithstanding anything contained herein to the contrary, it is the intention of each Grantor, the Collateral Agent and the other Secured Parties that the amount of the Secured Obligations secured by each Grantor’s interests in any Collateral shall not exceed the maximum amount permitted by fraudulent conveyance, fraudulent transfer and other similar law, rule or regulation of any Governmental Authority applicable to such Grantor (to the extent that such amount otherwise constitutes Secured Obligations). Accordingly, notwithstanding anything to the contrary contained in this Security Agreement or in any other agreement or instrument executed in connection with the payment of any of the Secured Obligations, the amount of the Secured Obligations secured by each Grantor’s interests in any of its Collateral pursuant to this Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such Grantor’s obligations hereunder or the Liens and security interest granted to the Collateral Agent hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provision of any other applicable law.

18

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ALPINE HOLDING II, LLC

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

[Signature Page to Security Agreement]

PF PROPPANT HOLDING, LLC

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

[Signature Page to Security Agreement]

ALPINE SILICA, LLC

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

[Signature Page to Security Agreement]

SUNNY POINT AGGREGATES, LLC

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

[Signature Page to Security Agreement]

PERFORMANCE PROPPANTS INTERNATIONAL, LLC

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

[Signature Page to Security Agreement]

PERFORMANCE PROPPANTS, LLC

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

[Signature Page to Security Agreement]

RED RIVER LAND HOLDINGS, LLC

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

[Signature Page to Security Agreement]

PERFORMANCE ROYALTY, LLC

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

[Signature Page to Security Agreement]

ALPINE MONAHANS, LLC

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

[Signature Page to Security Agreement]

ALPINE MONAHANS II, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Security Agreement]

MONARCH SILICA LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Security Agreement]

ALPINE REAL ESTATE HOLDINGS, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Security Agreement]

COLLATERAL AGENT:

CLMG CORP.,
as the Collateral Agent

By:	/s/ James Erwin
Name: James Erwin
Title: President

[Signature Page to Security Agreement]

Exhibit B to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated as of [•], is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of CLMG CORP., as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, Alpine Holding II, LLC, a Delaware limited liability company, is party to a Credit Agreement dated as of December 27, 2023, with CLMG Corp., as the Collateral Agent, Alpine Silica, LLC, a Texas limited liability company, the other Guarantors (as defined in the Credit Agreement) from time to time party thereto and the Lenders from time to time party thereto (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, as a condition precedent to the entering into of the Credit Agreement, the maintaining and making of the Term Loans and Lenders’ and their Affiliates’ willingness to extend other financial accommodations under the Credit Agreement, each Grantor has executed and delivered that certain Security Agreement dated as of March 4, 2022 made by the Grantors, certain other parties and the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed therein);

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the USPTO and the USCO, as applicable;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1 Grant of Security. As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by each Grantor of all of its Obligations under the Credit Agreement, each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in or to any and all of the following properties and assets of such Grantor and all powers and rights of such Grantor in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (the “IP Collateral”):

(A) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(B) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to- use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”); and

(C) the copyright registrations and applications owned or exclusively licensed as set forth in Schedule C hereto (the “Copyrights”);

SECTION 2 Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and, to the extent agreed upon and applicable, any other applicable government office, record this IP Security Agreement.

B-1

SECTION 3 Execution in Counterparts. This IP Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This IP Security Agreement may be authenticated by manual signature, facsimile or other electronic communication, and the effectiveness of this IP Security Agreement and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Collateral Agent may require that any such signatures be confirmed by a manually- signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any signature delivered electronically or by facsimile.

SECTION 4 Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the IP Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between this IP Security Agreement and the Security Agreement, the Security Agreement shall govern and control.

SECTION 5 Governing Law. THIS IP SECURITY AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, FURTHER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

[Signature Page Follows]

B-2

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

[GRANTORS]

By:
Name:
Title:

COLLATERAL AGENT:

CLMG CORP., as the Collateral Agent

By:
Name:
Title: